- 10 -

         THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES WHICH MAY BE ACQUIRED UPON THE EXERCISE OF THIS CONVERTIBLE PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE MAKER OF COUNSEL SATISFACTORY TO THE MAKER TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.

Amount:  $6,500,000.00                                  Date: November 18, 1997
Interest:5.25%
Term:    Eighteen (18) Months

                           CONVERTIBLE PROMISSORY NOTE

         FOR VALUE RECEIVED, EIF Holdings, Inc., a Hawaii corporation (the "Maker"), promises to pay to Deere Park Capital Management Inc., an Illinois corporation, as nominee for EIFH Joint Venture, L.L.C. and Reg D Hedge Funds (the "Beneficiaries"), with an address at 650 Dundee Road, Suite 460, Northbrook, Illinois 60062 or order (the "Holder"), the sum of Six Million Five Hundred Thousand ($6,500,000.00) Dollars on or before May 18, 1999, together with interest on the unpaid balance at the rate of five and one-quarter percent (5.25%) per annum. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. All payments received by the Holder are to be applied first to interest accrued to the date of payment and thereafter toward payment of principal. Said principal sum, together with all interest accrued to the date of payment, shall be due and payable at the Holder's address given above, or at such other address as the Holder may from time to time designate by written notice to the Maker. Interest after any uncured Event of Default hereunder shall accrue at the rate of twelve percent (12%) per annum.

         Interest under this Convertible Promissory Note (the "Note") shall be due and payable quarterly in arrears, with the first payment due on March 1, 1998, and then on each June 1, September 1, December 1 and March 1, until paid in full.

         In addition to the stated interest provided for herein, Maker promises to pay to the Holder an amount equal to ten percent (10%) of the principal amount hereof, or the sum of Six Hundred Fifty Thousand Dollars ($650,000.00), if Holder has not exercised any of its conversion rights hereunder and the Note is paid in full any time after eighteen (18) months from the date of this Note.

         The Maker shall have the right to prepay the balance due in whole or in part without premium or penalty.


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         This Note shall,  at the option of the  Holder,  become due and payable fifteen (15) days after written notice from the Holder of any of the following events of default ("Event of Default") which remains uncured after the expiration of such fifteen (15) day period:

                  (a)  The failure of Maker to pay any sum hereunder when due;

                  (b)  Absence  of  approval  by   shareholders  of  Maker  (the
         "Shareholder Approval") by April 15, 1998 for authorization and issuance of Preferred Conversion and Common Conversion Stock (as hereinafter defined) for the conversions described and provided for hereunder;

                  (c) Failure by Maker to file a Registration Statement (Form S-1 or S-3) with the U.S. Securities and Exchange Commission by within sixty (60) days after the date of the Shareholder Approval with respect to the Common Conversion Stock of Maker to be issued as a result of the Note being convertible into Preferred Conversion Stock of the Maker, and in turn, such Preferred Conversion Stock being convertible into such Common Conversion Stock of the Maker, all as described and provided for hereunder;

                  (d) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), the Maker shall
         (1) commence a voluntary case or proceeding; (2) consent to the entry of an order for relief against it in an involuntary case; (3) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (4) make an assignment for the benefit of its creditors; or (5) admit in writing its inability to pay its debts as they become due; and

                  (e) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (1) is for relief against Maker in an involuntary case; (2) appoints a trustee, receiver, assignee, liquidator or similar official for the Maker or any substantial part of any of Maker's properties; or (3) orders the liquidation of the Maker and the order or decree is not dismissed within one hundred and eighty
         (180) days.

Conversion of Note into Preferred Stock.

         (a)      Conversion Procedures.

                  (i) The Holder shall have the right to convert any part or all of the principal amount due hereunder which is unpaid and outstanding into a number of shares of a series of preferred stock which may be issued by the Maker, having such terms, rights and benefits, subject to the terms of conversion into common stock of the Maker as provided below, as may be approved by the shareholders of the Maker (the "Preferred Conversion Stock"), with such number to be determined by dividing the principal amount designated by the Holder in the Preferred Conversion Notice (as defined hereinbelow) by the Preferred Conversion Price (as defined hereinbelow). The Holder shall exercise its conversion rights hereunder by delivering to the Maker an executed conversion notice (the "Preferred Conversion Notice") in the form of Schedule A attached hereto. Principal payments may not be converted, in


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         whole or in part,  into  increments  of less than One Thousand  (1,000)
         shares of Preferred Conversion Stock.

                  (ii) Each such conversion of this Note shall be deemed to have been affected as of the close of business on the date the Preferred Conversion Notice has been given by the Maker. At such time that such conversion has been affected, the Holder shall be deemed to have become the holder of record of the shares of Preferred Conversion Stock represented hereby.

                  (iii) As soon as possible after conversion has been affected (but in any event within five (5) business days after conversion has been affected), the Maker shall deliver to the converting Holder a certificate or certificates representing the number of shares of Preferred Conversion Stock issuable by reason of such conversion in the name of the Holder.

                  (iv) The issuance of certificates of shares of Preferred Conversion Stock upon conversion of this Note shall be made without charge to the Holder.

         (b)      Preferred Conversion Price.

                  (i) The initial conversion price shall be One Dollar ($ 1.00) per share (the "Preferred Conversion Price"). In the event of the occurrence of any of the following events on or after the original date of issuance of this Note (A) the Maker shall subdivide its outstanding shares of preferred stock (the "Preferred Stock") into a greater number of shares of Preferred Conversion Stock (including, without limitation, by way of a forward stock split), (B) the Maker shall combine its outstanding shares of Preferred Conversion Stock into a smaller number of shares of Preferred Conversion Stock (including, without limitation, by way of a reverse stock split) or (C) any other recapitalization or any merger, consolidation, combination or other extraordinary corporate event with respect to the Maker, the Preferred Conversion Price in effect immediately prior thereto and Holder's conversion rights hereunder shall be adjusted retroactively as provided below so that if thereafter Holder shall exercise his conversion rights with respect to any future principal payment, the Holder shall be entitled to receive the number and kind of shares of the Preferred Conversion Stock of Maker as it would have owned or have been entitled to receive after the happening of any of the events described in (A) or (B) above, had it exercised its conversion right immediately prior to the happening of such event. Any adjustment made to the Preferred Conversion Price pursuant to this Section shall become effective immediately after the effective date of the subdivision or combination of shares of Preferred Conversion Stock. Such adjustments shall be made successively whenever any event listed above shall occur. All calculations under this Section shall be made to the nearest cent.


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Conversion of Preferred Conversion Stock into Common Stock

         (a)      Conversion Procedures.

                  (i) The Holder of Preferred Conversion Stock shall have the right to convert any or all shares of the Preferred Conversion Stock, obtained by conversion of all or a portion of the principal amount of the Note as hereinabove provided, into a number of shares of common stock which may be issued by the Maker, having such terms, rights and benefits as may be approved by the shareholders of the Maker (the
         "Common Conversion Stock"), with such number to be determined on a share-for-share basis (one (1) share of Preferred Conversion Stock for each share of Common Conversion Stock) as designated by the Holder of Preferred Conversion Stock in the Common Conversion Notice (as defined hereinbelow), plus any additional shares of the common stock of the Maker as provided hereunder as a penalty for late or non-registration of the Common Conversion Stock with the U.S. Securities and Exchange Commission ("Registration Penalties"). The Holder shall exercise its conversion rights hereunder by delivering to the Maker an executed conversion notice (the "Common Conversion Notice") in the form of Schedule B attached hereto.

                  (ii) Each such conversion of Preferred Conversion Stock shall be deemed to have been affected as of the close of business on the date the Common Conversion Notice has been received by the Maker. At such time that such conversion has been affected, the holder of the Preferred Conversion Stock shall be deemed to have become the holder of record of the shares of Common Conversion Stock represented hereby.

                  (iii) As soon as possible after conversion has been affected (but in any event within five (5) business days after conversion has been affected), the Maker shall deliver to the converting holder of Preferred Conversion Stock a certificate or certificates representing the number of shares of Common Conversion Stock issuable by reason of such conversion in the name of the holder.

                  (iv)  The  issuance  of   certificates  of  shares  of  Common
         Conversion Stock upon conversion of Preferred Conversion Stock shall be made without charge to the holder.

         (b)      Adjustments to Share-for-Share Conversion Basis.

                  (i) In the  event of the  occurrence  of any of the  following events on or after the original date of issuance of the Preferred Conversion Stock (A) the Maker shall subdivide its outstanding shares of common stock into a greater number of shares of common stock (including, without limitation, by way of a forward stock split), (B) the Maker shall combine its outstanding shares of common stock into a smaller number of shares of common stock (including, without limitation, by way of a reverse stock split) or (C) any other recapitalization or any merger, consolidation, combination or other extraordinary corporate event with respect to the Maker, the share-for-share conversion basis in effect immediately prior thereto


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         and Preferred  Conversion  Stock  conversion  rights hereunder shall be adjusted retroactively as provided below so that if thereafter the holder of any Preferred Conversion Stock shall exercise his conversion rights with respect thereto, the holder shall be entitled to receive the number and kind of shares of the Conversion Common Stock of Maker as it would have owned or have been entitled to receive after the happening of any of the events described in (A) or (B) above, had it exercised its conversion right immediately prior to the happening of such event. Any adjustment made to the share-for-share conversion basis pursuant to this Section shall become effective immediately after the effective date of the subdivision or combination of shares of common stock. Such adjustments shall be made successively whenever any event listed above shall occur. All calculations under this Section shall he made to the nearest cent.

         Notwithstanding anything herein contained herein to the contrary, a Holder of this Note or Preferred Conversion Stock shall not be entitled to exercise any of the conversion rights set forth in this Note unless the issuance of the Preferred Conversion Stock and/or Common Conversion Stock is approved by the shareholders of the Maker and all necessary approvals required for the Maker to amend its corporate charter to authorize a series of convertible preferred stock and such additional shares of common stock of the Maker as may be required for the maximum conversion of such authorized convertible preferred stock (including those required under applicable federal and state securities laws and exchange or NASDAQ rules and regulations) have been granted and such amendment duly filed. Subject to the terms and conditions of this Note, all of the terms, rights and benefits of the Preferred Conversion Stock and Common Conversion Stock shall be as determined by the stockholders of the Maker.

         Further notwithstanding anything herein contained to the contrary hereunder, if this Note is converted into Preferred Conversion Stock, or the
Note is first converted into Preferred Conversion Stock, and in turn, the latter is converted into Common Conversion Stock pursuant to the terms hereof, and the resulting stock is disposed of in a public or a private transaction, or both, at any time after eighteen (18) months from the date of this Note and the amount of the proceeds received therefrom is less than the sum of (a) the unpaid principal amount of this Note, (b) accrued but unpaid interest thereon, (c) the amount of Six Hundred Fifty Thousand Dollars ($650,000.00) referred to in the third paragraph of this Note, and (d) an additional amount equal to Six Hundred Fifty Thousand Dollars ($650,000.00), then the Maker shall be obligated hereunder for any deficiency represented by the difference between the sum of the items set forth in (a) through (d) above and the actual dollar amount of proceeds received on account of such public and/or private disposition and any and all other proceeds or payments received by Holder from any source or collateral relating to, or received in connection with, this transaction.

         In the event that the Preferred Conversion Stock is converted hereunder into Conversion Common Stock, the Maker shall be obligated to register with the U.S. Securities Exchange Commission all of the shares of the resulting Conversion Common Stock. If a Registration Statement on Forms S-1 or S-3 is not filed by Maker within sixty (60) days, after Shareholder Approval, or if such Registration Statement is so filed but fails to become effective by September 15, 1998, then the following penalties shall apply: three percent (3%) on the amount of Six Million Five Hundred Thousand Dollars ($6,500,000.00) for the first month and two percent (2%) for each month after either or both of the


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applicable said dates for timely filing and effectiveness. Said penalties may be paid by the Maker in additional shares of the Common Conversion Stock, employing the average closing price for common stock of the Maker on the NASDAQ for the five (5) trading days preceding the issuance of such penalty shares.

         No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right. Waiver on any one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion.

         The indebtedness and all of the obligations evidenced by this Note are secured by a Pledge Agreement by and among the Maker, the Holder, and a custodian dated of even date herewith, with respect to collateral consisting of
(i) all of the shares of stock of J.L. Manta, Inc., an Illinois corporation, being acquired with the majority of the proceeds of the loan evidenced by this Note, and (ii) one million (1,000,000) shares of common stock of the Maker.

         The Maker represents, warranties and covenants to Holder that:

                  i. The statements contained in this Note are true and correct.

                  ii. The execution, delivery, and performance by the undersigned of this Note are within the Maker's corporate powers, have been duly authorized by all necessary corporate action, and do not (a) contravene the Maker's charter or bylaws or (b) violate any law, rule, regulation, order, writ, judgment, decree or award.

                  iii. This Note, when duly executed and delivered; will constitute a legal, valid and binding obligation of the Maker, enforceable against the Maker in accordance with its terms.

         The Holder of this Note, for itself and each of the Beneficiaries, by its acceptance hereof, hereby understands and agrees, with respect to the Preferred Conversion Stock and the Common Conversion Stock (all such securities, including this Note and the Preferred Conversion Stock and the Common Conversion Stock, are hereinafter referred to as the "Securities" for purposes of this
Note), that the Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) without an effective registration statement under the Act or an opinion satisfactory to the Maker of counsel satisfactory to the Maker and/or submission to the Maker of such other evidence as may be satisfactory to counsel to the Maker, in each such case, to the effect that any such transfer shall not be in violation of the Act. It shall be a condition to the transfer of this Note that any transferee thereof deliver to the Maker its written agreement to accept and be bound by all of the terms and conditions of this Note.

         The stock certificates of the Maker that will evidence the shares of Preferred Conversion Stock and Common Conversion Stock with respect to which this Note may be converted will be imprinted with a conspicuous legend in substantially the following form:


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         "THE SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED UNDER THE
         SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION SATISFACTORY TO THE MAKER OF COUNSEL SATISFACTORY TO THE MAKER TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT."

         This Note has been issued in reliance upon the Holder's representations to the Maker, which the Holder hereby confirms, that the Securities are acquired for investment for their own account and not with a view to the sale or distribution of any part thereof, and that each of the Holder and the Beneficiaries has no present intention of selling, granting participation in, or otherwise distributing the same. Each of the Holder and the Beneficiaries further represents that each does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the Securities.

         The Holder understands that the Securities are not registered under the Act, on the ground that the issuance of the Securities should be exempt from registration under the Act, and that maker's reliance on such exemption is predicated on Holder's representations set forth herein.

         The Holder represents that the Holder and each of the Beneficiaries, and each and every participant, shareholder, investor, or member of each of the foregoing, is an "accredited investor" within the meaning of Rule 501 under the Act and that each is experienced in evaluating and investing in companies such as the Maker, each has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and each has the ability to bear the economic risks of the investment made by each respective entity. The Holder, for itself and each of the Beneficiaries,


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further represents that each has had access, prior to the issuance of this Note, to the information filed by Maker with the Securities and Exchange Commission and that each has had, during the course of the transaction, the opportunity to ask questions of, and receive answers from, the Maker concerning the terms and
conditions  of  the  issuance  of  the  Securities  and  to  obtain   additional
information necessary to verify the accuracy of any information furnished to it to which it had access.

         The Holder, for itself and each of the Beneficiaries, acknowledges that each of the Holder and the Beneficiaries understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective Registration Statement covering the Securities or an available exemption from registration under the Act, the Securities must be held indefinitely. In particular, the Holder acknowledges for itself and each of the Beneficiaries, that each is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. The Holder represents, for itself and each of the Beneficiaries, that, in the absence of an effective Registration Statement covering the Securities each of the Holder and the Beneficiaries will sell, transfer or otherwise dispose of the Securities only in a manner consistent with its representation set forth herein.

         This Note shall be governed by and construed in accordance with the laws of the State of Illinois (without giving effect to its conflict of laws principles).

         The Maker irrevocably submits to the jurisdiction of any federal or Illinois State court having jurisdiction in Chicago, Illinois, for the purpose of any suit, or action or proceeding arising out of or relating to this Note, and irrevocably waives, to the fullest extent permitted by law, any right to a jury demand which it may have, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum. Nothing in this paragraph shall affect the right of the Holder to bring any action of proceeding against the undersigned or its property in the courts of other jurisdictions otherwise having jurisdiction over the Maker.

         IN WITNESS WHEREOF, the Maker has executed and delivered this Note as of the date first stated above.

                                                EIF HOLDINGS, INC.


                                                By: _________________________
                                                    Frank Fradella, President


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

                                   SCHEDULE A
                           PREFERRED CONVERSION NOTICE

To: EIF Holdings, Inc.

         The undersigned payee of the within Note hereby irrevocably exercises the option to convert the principal payment in the amount of _____________ Dollars ($______) that is due to the undersigned pursuant to the within Note into the number of shares of Preferred Conversion Stock determined by dividing the above designated principal amount of the Preferred Conversion Price in accordance with the terms of the within Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned payee.

Date: _____________________


                                             ---------------------------------
                                             Holder


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


                                   SCHEDULE B
                            COMMON CONVERSION NOTICE

To: EIF Holdings, Inc.

         The undersigned Holder of the within Preferred Conversion Stock hereby irrevocably exercises the option to convert shares thereof into the same number of shares of Conversion Common Stock in accordance with the terms of the within Note, plus any additional shares of Conversion Common Stock as may be due and owing for any penalty incurred for late or nonregistration as provided in the terms of the within Note, and directs that the shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned payee.

Date: _____________________


                                              ---------------------------------
                                              Holder


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